UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

VIVALDI
ASSET MANAGEMENT

Vivaldi Multi-Strategy Fund

Class A Shares – OMOAX
Class I Shares – OMOIX

Annual Report
February 28, 2017

Vivaldi Asset Management, LLC | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300

Vivaldi Multi-Strategy Fund
A series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedule of Investments	9
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	40
Supplemental Information	41
Expense Example	48

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vivaldi Multi-Strategy Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.vivaldifunds.com

Vivaldi Multi-Strategy Fund Annual Letter to Shareholders

Dear Investors:

For the fiscal year ending February 28, 2017, the Vivaldi Multi-Strategy Fund (“the Fund”) Class A Shares, OMOAX, returned +3.26% at NAV and Class I Shares, OMOIX, returned +3.56%, net of fees. Fund performance was positive in three of four quarters during the fiscal year, with only the final quarter detracting negligibly from performance. During the fiscal year under review, the Fund’s benchmark, the BofA Merrill Lynch 3-Month Treasury Bill Index finished up +0.39%.

Market Perspective

The S&P 500 Total Return Index (“S&P 500”) gained +24.77% for the fiscal year under review. The Russell 2000 Index closed out the fiscal year with a +36.24% gain. These returns reflect the trend of material outperformance by small capitalization stocks. As has often been the case, however, this point-in-time assessment ignores substantial inter-year volatility. In fact, the spread between the Russell 2000 and the S&P 500 compressed to zero at one point in late October 2016, only to widen out over 700bps in the final two months of the year. The narrative for fixed income markets was notably different over this period. The Barclays Aggregate Bond Index (“Barclays Aggregate”) lost -2.89% in the fourth quarter 2016 and finished the fiscal year ending 2/28/2017 up just +1.32%. In fact, that plain vanilla index registered losses in four of the final five months of 2016 and only modest positive returns thus far in 2017. While interest rates started at a very low base, markets saw a percentage move in U.S. Treasury rates that was larger than any move since 1987. As noted in the chart1 above, this volatility also provided for the largest percentage price drawdown in the Barclays Aggregate index in several years. In addition to the sheer magnitude of the move in interest rates, the shift in rates also appeared to be more persistent than previous whip-saw moves that were quickly erased. The move in interest rates flowed through rapidly to any asset class with a sensitivity to duration. It was common for some broader municipal bond indexes to see losses of -5% or more in just the last two months of 2016. That loss offset a decent chunk, if not all, of the income received from those bonds last year.

Past performance does not guarantee future results. As of 12/31/16.

[1]	Source: Bloomberg

Vivaldi Multi-Strategy Fund Annual Letter to Shareholders

The defining moment for domestic equity and fixed income markets was clearly the surprise outcome of the U.S. presidential election. Much like the Brexit event earlier in the year, what was previously seen as a potential negative tail-risk for markets turned out to be what ignited a dramatic rally in risk assets, which flowed through to a move higher in interest rates. The shift in fixed income markets came as a surprise both in magnitude and rapidity. While many market participants like to see risk markets trade higher, we were more constructive on a less reported development: the significant increase in dispersion across equities. As you can see in the chart2 to the right, the CBOE S&P 500 Implied Correlation Index, which is a measure of the expected correlation between stocks within the S&P 500, experienced a massive decline following the Trump election win. This was driven, in part, by the belief that future government policies will benefit certain industries and sectors while disadvantaging others, but it was also driven by a decrease in correlation between names within those sectors. This is the first time this index has reached these low levels of implied correlation in years.

Past performance does not guarantee future results. As of 12/31/16.

Higher dispersion in equity markets tends to be constructive for fundamentally-driven active managers who have an opportunity to benefit from differentiated views on the value of individual companies. Along with this tailwind of more differentiation between stocks, the market also benefited from a distinct shift in consumer expectations. With consumer sentiment gaining strength3, as noted in the chart to the left, there are clear expectations that a thawing of the gridlock in Washington is expected to create opportunities for business and individuals alike. A recap of just a narrow selection of the economic issues that the incoming administration has said they will tackle: healthcare reform; individual and corporate tax rates; international cash repatriation penalties; and bank regulatory reform. Any one of those topics could cause tectonic shifts in financial markets. One of the more challenging jobs for market participants as we move through 2017 is playing offense while handicapping the potential success or failure of reform to these incredibly complex issues. Given the potential for these sweeping changes, we must be on our toes to stay ahead of top-down risks that can dramatically change the dynamic within a strategy, sector, or industry.

Past performance does not guarantee future results. As of 12/31/16.

[2]	Source: Chicago Board & Options Exchange (CBOE)
[3]	Source: Wall Street Journal & Bloomberg

Vivaldi Multi-Strategy Fund Annual Letter to Shareholders

Coming off such an uneven and volatile fiscal year ending 2/28/2017 within equity and fixed income markets, we are prepared for an eventful 2017. The most important concept heading into the new fiscal year, which we always keep at the center of our investment process, is balance. We focus on constructing a portfolio that does not have large underlying tilts on any underlying factor that could be affected by a sudden shift in policy. Given the execution risks in the anticipated policy changes noted above, we continue to feel better about portfolios that are insulated from handicapping those types of events with great accuracy of outcome or precision in timing. With 2016 and January/February 2017 in the books, we are constructive on the broader opportunity set for our lineup of differentiated and bottom-up focused strategies while we acknowledge the work we must do to keep an eye on the “macro” forces at work.

Fund Positioning, Performance & Attribution

We always like to start the fiscal year reviewing our approach to multi-strategy portfolio construction. One of our key responsibilities for the overall Fund is to remain constantly vigilant as to the best mix of underlying strategies and allocation weights to give the Fund the best chance to meet or exceed its absolute return mandate with as stable of a risk profile as possible. In our initial analysis of what underlying strategies would best fulfill this mandate, we identified three: Relative Value, Global Macro, and Event Driven. The combination of these three core strategies has, indeed, produced results that have historically hit the upper-end of our return expectations and the lower-end of our volatility or risk parameters. As the Investment Manager for the Fund, we are responsible for the allocation weightings of each of the underlying strategies and, as a result, are always proactively searching for strategies that would potentially enhance the diversification benefits that have already led to strong risk-adjusted returns. To this end, we formally announced and implemented the addition of RiverNorth’s closed-end fund arbitrage strategy within our Relative Value strategy bucket in mid-December. RiverNorth employs a strategy that produces different risk exposures than our legacy three underlying managers, and we are excited to capitalize on the firm’s recent strong performance achieved to date.

Moving on to performance highlights for the fiscal year ending February 28, 2017, as we noted previously, the Vivaldi Multi-Strategy Fund (“the Fund”) Class A Shares, OMOAX, returned +3.26% at NAV and Class I Shares, OMOIX, returned +3.56%, net of fees. While we attempt to avoid any material drawdown in the Fund – no matter how short the timeframe or modest the severity – we do remain constructive on the near, intermediate, and long-term performance of the Fund. As of the close of February 2017, the Fund sits less than 1% off its prior high-water-mark which is a manageable gap to attempt to make up in the next month or two. Importantly, the overall volatility profile of the portfolio remains very muted, with our historical (and fiscal year) annualized daily volatility running just under 3%, a level that we think is a bare minimum given its outperformance of the “risk-free rate” benchmark. That volatility has also been falling in recent periods, mostly owing to the impact of a new diversification benefit from our recently-added Relative Value: Closed-End-Fund strategy. There have been no large outliers that have caused the recent performance headwinds, and we are hopeful that the balance in the portfolio continues to pay off as it has in recent quarters and years. Through the fiscal year end, the fund has annualized at a +5.17% return since Vivaldi’s inception in November 2014. The overall Sharpe Ratio of the strategy continues to run ahead of our expectations, given the very low volatility profile of our current return stream.

Vivaldi Multi-Strategy Fund Annual Letter to Shareholders

For the fiscal year ending 2/28/2017, the fund gained +13.26% from its long portfolio and lost -7.14% in the short portfolio, on a gross basis. The fund’s Batting Average of 53.5% was healthy for the one-year period. The positive result from the Fund was also driven, in kind, by a slightly above standard Slugging Ratio of 1.1. The Slugging Ratio statistic was one of the stronger metrics for the portfolio over the fiscal year period ending 2/28/2017, and given our preference for reasonably concentrated portfolios, it is a statistic that we track with great interest. This metric has been recently impacted the most by some losses in core long positions in our Relative Value: Long/Short Equity portfolio as well as some of the larger short exposures in our Global Macro portfolio. Since Vivaldi’s inception in November 2014, the Fund has generated +19.82% in the long portfolio lost just -0.42% in the short portfolio. That short performance stands out given that equity markets have realized annualized gains over that common time-period in the high single digits. Over that longer period our Batting Average has been 54.8% and our Slugging Ratio has been 1.14 so we have benefited from our hit rate and our concentration.

As for sub-strategy performance, the one-year returns (gross) for the period ending 2/28/2017 were as follows: Global Macro at -3.80%, Relative Value: Long/Short Equity at +19.98%, Relative Value: Closed-End-Fund +4.60% (partial for 12/21/16 – 2/28/17), and Event Driven at +1.58%.

Global Macro: Our Global Macro team continues to work their way out of the drawdown they experienced last year. They closed February 2017 just 397bps below their prior high-water-mark.

Relative Value: Long/Short Equity: Despite a recent hiccup in performance, it has been remarkable to see the consistency of positive performance from the Relative Value: Long/Short Equity book across a timeframe when the portfolio has been managed very close to net neutral.

Relative Value: Closed End Fund: The brightest spot in the portfolio in the last few months has been the continued strong absolute and risk-adjusted performance from the Relative Value: Closed-End-Fund strategy. In addition, we have seen some early signs of a fundamental lack of correlation between Relative Value: Closed-End-Fund and the other three core approaches in the portfolio.

Event Driven: The Event Driven (also commonly referred to as Merger Arbitrage) portfolio ended the month looking very similar to what you can expect to see on a go-forward basis. We are currently invested in 22 announced mergers, almost perfectly balanced across all-cash, stock and cash/stock combination deals

As always, we thank you for your continued support and intend to work hard to maintain it.

Kind Regards,

Michael Peck, CFA Portfolio Manager	Brian R. Murphy Portfolio Manager

Vivaldi Multi-Strategy Fund Annual Letter to Shareholders

The views expressed herein were those of the Portfolio Fund Managers as of February 28, 2017, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

Mutual Fund Investing Involves Risk. Principal loss is possible. The fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. Investments in smaller and medium companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. The fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Diversification does not assure a profit or protect against a loss in a declining market. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Multi-investment management styles may lead to higher transaction expenses compared to single investment management styles. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them. The Fund may invest in Exchange Traded Funds (ETFs), which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expense. For a complete description of risks please read the prospectus.

On December 16th, 2016, the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”) reorganized into the Vivaldi Multi-Strategy Fund, a series of Investment Managers Series Trust II (the “Predecessor Fund”), which is designed to be substantially similar from an investment perspective to the Predecessor Fund. Effective December 19th, 2016 Vivaldi Asset Management, LLC (“Vivaldi”) was appointed as the investment adviser and approved the appointment of RiverNorth Capital Management, LLC (“RiverNorth”) as a sub-adviser to the Predecessor Fund. In addition, shareholders approved the Predecessor Fund’s use of “manager of managers” exemptive relief, which it intends to seek from the U.S. Securities and Exchange Commission (the “SEC”), to allow Vivaldi and the Board of Trustees to replace sub-advisers to the Acquiring Fund in the future without the cost and time associated with a shareholder meeting. There is no guarantee that Vivaldi will obtain such relief from the SEC.

The Fund's investment objectives, risks, charges, and expenses must be considered carefully before investing. The summary or statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 312.248.8300 or visiting vivaldifunds.com. Read it carefully before investing. Vivaldi Asset Management LLC is the Advisor to the Vivaldi Multi-Strategy Fund which is distributed by IMST Distributors, LLC.

Vivaldi Multi-Strategy Fund Annual Letter to Shareholders

INDEX DEFINITIONS
•	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index – an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.
•	S&P 500 Index - The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy.
•	Russell 2000 Index – comprised of the smallest 2000 companies in the Russell 3000 Index.
•
Barclays U.S. Aggregate Bond - The index is market capitalization weighted and includes Treasury securities, Government agency bonds, Mortgage backed bonds and Corporate bonds. It excludes Municipal bonds and Treasury Inflation-Protected securities because of tax treatment.

GLOSSARY
•	Basis Points (bps) - one hundredth of one percent, used chiefly in expressing differences of interest rates.
•	Batting Average is the average of the sign of the return of each instrument (+1 for positive returns and 0 for negative returns)
•	Sharpe Ratio - a measure that uses standard deviation and excess return to determine reward per unit of risk. The greater a fund’s Sharpe ratio, the better its risk-adjusted performance has been.
•	Slugging Ratio is the ratio of the average return of winning positions to losing positions.
•	Standard Deviation – the measure of how closely two securities perform in relation to one another.

Vivaldi Multi-Strategy Fund
FUND PERFORMANCE (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of February 28, 2017	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	3.26%	2.58%	2.73%	04/30/12
Class I²	3.56%	2.91%	3.05%	04/30/12
After deducting maximum sales charge
Class A¹	-1.89%	0.84%	1.65%	04/30/12
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.39%	0.16%	0.14%	04/30/12

[1]	Maximum sales charge for Class A shares is 5.00%.
[2]	Class I shares do not have any initial or deferred sales charge.

Average Annual Total Returns as of December 31, 2016	1 Year	3 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	7.48%	4.16%	3.05%	04/30/12
Class I²	7.82%	4.48%	3.36%	04/30/12
After deducting maximum sales charge
Class A¹	2.11%	2.39%	1.92%	04/30/12

[1]	Maximum sales charge for Class A shares is 5.00%.
[2]	Class I shares do not have any initial or deferred sales charge.

Vivaldi Multi-Strategy Fund
FUND PERFORMANCE (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

The Fund commenced investment operations on December 16, 2016, after the reorganization of Vivaldi Orinda Macro Opportunities Fund, which commenced operations on April 30, 2012 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to December 16, 2016 reflect the performance of the Predecessor Fund.

Gross and net expense ratios for Class A shares were 3.79% and 3.50%, respectively, and for Class I shares were 3.49% and 3.20%, respectively, which were the amounts stated in the current prospectus dated November 29, 2016. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 2.25% and 1.95% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until December 16, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will not be charged a redemption fee.

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS
As of February 28, 2017

Number of Shares		Value

	CLOSED-END FUNDS – 14.5%
67,556	Advent Claymore Convertible Securities and Income Fund	$1,077,518
154,826	Advent Claymore Convertible Securities and Income Fund II	966,114
66,266	Advent Claymore Enhanced Growth & Income Fund	570,550
35,262	AllianzGI Diversified Income & Convertible Fund	725,339
35,582	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	468,971
88,222	Alpine Global Dynamic Dividend Fund	839,873
40,572	Ares Dynamic Credit Allocation Fund, Inc.	647,935
90,186	BlackRock Debt Strategies Fund, Inc.	1,053,372
89,713	BlackRock Global Opportunities Equity Trust	1,107,956
17,332	BlackRock Multi-Sector Income Trust	303,483
19,638	BlackRock Muni Intermediate Duration Fund, Inc.	274,146
4,315	Blackstone/GSO Long-Short Credit Income Fund	70,852
57,088	Brookfield Real Assets Income Fund, Inc.	1,319,875
71,813	Clough Global Equity Fund	861,756
242,151	Clough Global Opportunities Fund	2,436,039
80,281	Delaware Enhanced Global Dividend & Income Fund	855,795
20,184	Deutsche High Income Opportunities Fund, Inc.	297,916
1,300	Deutsche Multi-Market Income Trust	11,362
22,815	First Trust Strategic High Income Fund II	298,876
51,181	Franklin Limited Duration Income Trust	622,873
2,320	Gabelli Convertible and Income Securities Fund, Inc.	11,623
54,938	Garrison Capital, Inc.	553,775
4,259	Lazard World Dividend & Income Fund, Inc.	44,123
17,508	Legg Mason BW Global Income Opportunities Fund, Inc.	220,426
26,562	Madison Covered Call & Equity Strategy Fund	214,887
4,070	Madison Strategic Sector Premium Fund	49,451
13,294	Neuberger Berman Real Estate Securities Income Fund, Inc.	72,585
56,319	Nuveen Credit Strategies Income Fund	505,745
2,681	Nuveen Mortgage Opportunity Term Fund	65,792
14,636	Pacholder High Yield Fund, Inc.	115,771
73,963	Prudential Global Short Duration High Yield Fund, Inc.	1,122,019
14,634	Special Opportunities Fund, Inc.	211,900
7,817	Triangle Capital Corp.	151,332
161,853	Virtus Total Return Fund	750,998
61,539	Wells Fargo Multi-Sector Income Fund	824,623
19,625	Western Asset Emerging Markets Debt Fund, Inc.	305,169
46,953	Western Asset Global High Income Fund, Inc.	478,921
9,593	Zweig Fund, Inc.	107,633

	TOTAL CLOSED-END FUNDS (Cost $19,873,669)	20,617,374

	COMMON STOCKS – 64.9%
	COMMUNICATIONS – 4.7%
517	Alphabet, Inc.*4	425,599
681	Baidu, Inc. - ADR*	118,582

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
15,935	Level 3 Communications, Inc.*4	$912,279
70,786	Liberty Global Plc LiLAC - Class A*4	1,730,718
11,525	Nexstar Broadcasting Group, Inc.[4]	794,649
49,825	Telephone & Data Systems, Inc.[4]	1,346,770
38,400	Twenty-First Century Fox, Inc.[4]	1,148,928
15,719	Twitter, Inc.*4	247,889
4,456	Windstream Holdings, Inc.	33,290
		6,758,704
	CONSUMER DISCRETIONARY – 7.8%
1,197	Alibaba Group Holding Ltd. - ADR*	123,171
19,713	CEB, Inc.[4]	1,528,743
7,480	DR Horton, Inc.[4]	239,360
40,960	Harman International Industries, Inc.[4]	4,571,955
689,673	Imvescor Restaurant Group, Inc.[4]	1,734,308
13,629	KB Home[4]	241,915
4,915	Lennar Corp. - Class A4	239,803
28,235	Popeyes Louisiana Kitchen, Inc.*4	2,230,847
11,251	PulteGroup, Inc.[4]	248,085
		11,158,187
	CONSUMER STAPLES – 11.9%
109,788	Cott Corp.	1,170,340
70,057	CST Brands, Inc.[4]	3,371,844
158,526	Darling Ingredients, Inc.*4	2,062,423
69,529	Mead Johnson Nutrition Co. - Class A4	6,103,951
68,958	Reynolds American, Inc.[4]	4,245,744
		16,954,302
	ENERGY – 1.1%
454	Alon USA Energy, Inc.	5,521
7,546	Cabot Oil & Gas Corp.	165,257
26,133	ONEOK Partners LP4	1,368,847
		1,539,625
	FINANCIALS – 14.0%
87,789	Allied World Assurance Co. Holdings A.G.[1,4]	4,637,015
6	Berkshire Hathaway, Inc. - Class A*4	1,542,600
95,085	BGC Partners, Inc.[4]	1,072,559
5,482	BofI Holding, Inc.*	172,902
2,719	Capital One Financial Corp.[4]	255,205
2,401	Discover Financial Services[4]	170,807
40,088	Endurance Specialty Holdings Ltd.[1,4]	3,725,378
3,782	Equity One, Inc. – REIT[4]	119,738
1,583	Evercore Partners, Inc. - Class A	125,928
1,096	Everest Re Group Ltd.[1,4]	257,713

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
52,164	Fortress Investment Group LLC - Class A	$416,269
11,763	Genworth Financial, Inc. - Class A*	48,111
993	Goldman Sachs Group, Inc.[4]	246,323
1,627	JPMorgan Chase & Co.	147,439
5,053	Kearny Financial Corp.	77,563
120,037	Kingsway Financial Services, Inc.*4	726,224
1,573	Lincoln National Corp.	110,362
117,934	Milestone Apartments Real Estate Investment Trust - REIT[1,4]	1,922,324
228	MMA Capital Management LLC*	5,084
4,395	Morgan Stanley	200,720
22,594	Pacific Continental Corp.[4]	568,239
1,153	PNC Financial Services Group, Inc.[4]	146,696
1,429	Prudential Financial, Inc.	157,962
85,724	Resource Capital Corp.[4]	720,082
28,564	Southwest Bancorp, Inc.[4]	761,231
29,458	Suffolk Bancorp[4]	1,253,143
3,812	Synchrony Financial[4]	138,147
851	Travelers Cos, Inc.	104,026
1,544	Western Alliance Bancorp*	79,732
		19,909,522
	HEALTH CARE – 5.7%
2,493	AbbVie, Inc.	154,167
35,606	Actelion Ltd. – ADR[4]	2,398,598
1,308	Alexion Pharmaceuticals, Inc.*	171,675
1,968	Amgen, Inc.[4]	347,411
696	Biogen, Inc.*	200,866
1,795	Bioverativ, Inc.*	93,484
1,696	Celgene Corp.*4	209,473
1,893	Charles River Laboratories International, Inc.*	164,634
15,753	Cynosure, Inc. - Class A*	1,039,698
1,706	Editas Medicine, Inc.*	42,530
4,241	Gilead Sciences, Inc.[4]	298,906
1,712	Ionis Pharmaceuticals, Inc.*	85,206
1,101	McKesson Corp.	165,293
426	Regeneron Pharmaceuticals, Inc.*	159,111
27,730	VCA, Inc.*4	2,520,657
		8,051,709
	INDUSTRIALS – 2.7%
48,150	B/E Aerospace, Inc.[4]	3,062,340
837	Boeing Co.[4]	150,853
861	General Dynamics Corp.[4]	163,426
995	Huntington Ingalls Industries, Inc.[4]	217,408
602	Northrop Grumman Corp.[4]	148,748

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
915	United Rentals, Inc.*	$117,147
		3,859,922
	MATERIALS – 4.9%
10,328	Berry Plastics Group, Inc.*	519,808
4,764	Cia de Minas Buenaventura SAA[1]	58,597
8,570	Coeur Mining, Inc.*	73,616
3,057	Detour Gold Corp.* 1	38,121
1,003	Eagle Materials, Inc.	104,021
8,018	First Majestic Silver Corp.* 1	72,804
2,479	Franco-Nevada Corp.[1,4]	160,168
25,470	Hecla Mining Co.	142,123
16,419	Kinross Gold Corp.* 1	58,123
7,666	Louisiana-Pacific Corp.*	180,764
4,695	Newmont Mining Corp.[4]	160,757
13,930	Novagold Resources, Inc.* 1	73,690
6,635	Pan American Silver Corp.[1]	119,098
1,017	Randgold Resources Ltd. - ADR	93,269
18,195	Sandstorm Gold Ltd.* 1	76,237
8,736	Silver Standard Resources, Inc.* 1	96,970
5,620	Silver Wheaton Corp.[1]	109,871
18,786	SunCoke Energy Partners LP4	313,726
192,692	Tetragon Financial Group Ltd.[4]	2,408,650
1,882,122	TFS Corp Ltd.	2,106,799
		6,967,212
	TECHNOLOGY – 12.0%
2,092	Analog Devices, Inc.	171,397
3,156	Apple, Inc.[4]	432,340
5,122	Applied Materials, Inc.	185,519
851	Arista Networks, Inc.*	101,260
39,308	Brocade Communications Systems, Inc.[4]	483,881
1,742	CEVA, Inc.*	58,183
3,180	Check Point Software Technologies Ltd.*1,4	314,534
1,273	Electronic Arts, Inc.*	110,114
2,000	F5 Networks, Inc.*4	286,540
2,715	FLIR Systems, Inc.	99,668
8,036	Fortinet, Inc.*4	300,145
8,123	Ixia*4	159,211
4,299	Juniper Networks, Inc.	120,372
33,489	Linear Technology Corp.[4]	2,162,720
43,994	Loral Space & Communications, Inc.*4	1,799,355
3,297	MaxLinear, Inc. - Class A*	85,854
65,074	Mentor Graphics Corp.[4]	2,414,245
5,321	Microsoft Corp.[4]	340,437

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
4,965	Momo, Inc. - ADR*	$132,268
6,308	NetApp, Inc.[4]	263,864
3,093	NVIDIA Corp.[4]	313,878
19,512	NXP Semiconductors N.V.* 1,4	2,006,029
1,059	Palo Alto Networks, Inc.*	160,862
74,476	PAR Technology Corp.*4	487,818
259,823	Sigma Designs, Inc.*4	1,519,964
1,314	Skyworks Solutions, Inc.	124,580
1,312	Splunk, Inc.*	80,990
685	Ultratech, Inc.*	19,762
146,820	Vishay Precision Group, Inc.*4	2,363,802
		17,099,592
	UTILITIES – 0.1%
90,624	Maxim Power Corp.*	193,093

	TOTAL COMMON STOCKS (Cost $88,382,401)	92,491,868

Principal Amount

	CORPORATE BONDS – 0.2%
	COMMUNICATIONS – 0.2%
$250,000	HC2 Holdings, Inc. 11.00%, 12/1/19	253,750

	TOTAL CORPORATE BONDS (Cost $250,000)	253,750

Number of Shares

	EXCHANGE-TRADED FUNDS – 0.6%
10,906	SPDR S&P Bank ETF[4]	492,188
4,741	SPDR S&P Biotech ETF[4]	332,865

	TOTAL EXCHANGE-TRADED FUNDS (Cost $790,158)	825,053

	PREFERRED STOCKS – 0.6%
	FINANCIALS – 0.6%
9,932	B. Riley Financial, Inc. 7.50%, 10/31/21	261,510
12,500	Eagle Point Credit Co, Inc. 7.00%, 12/31/20	327,000
4,964	THL Credit, Inc. 6.75%, 12/30/22	127,575
791	THL Credit, Inc. 6.75%, 11/15/21	20,289

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
4,879	TriplePoint Venture Growth BDC Corp. 6.75%, 7/15/20	$124,951
		861,325
	TOTAL PREFERRED STOCKS (Cost $837,256)	861,325

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.1%
	PUT OPTIONS – 0.1%
	S&P 500 Index
145	Exercise Price: $2,230.00, Expiration Date: April 21, 2017	149,350

	TOTAL PUT OPTIONS (Cost $398,901)	149,350

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $398,901)	149,350

Number of Shares

	SHORT-TERM INVESTMENTS – 31.5%
44,943,961	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 0.47%[2,4]	44,943,961

	TOTAL SHORT-TERM INVESTMENTS (Cost $44,943,961)	44,943,961

	TOTAL INVESTMENTS – 112.4% (Cost $155,476,346)	160,142,681
	Liabilities in Excess of Other Assets – (12.4)%	(17,614,745)

	TOTAL NET ASSETS – 100.0%	$142,527,936

	SECURITIES SOLD SHORT – (27.3)%
	COMMON STOCKS – (21.4)%
	COMMUNICATIONS – (1.0)%
(22,757)	CenturyLink, Inc.	(552,085)
(31,014)	IDT Corp. - Class B	(598,570)
(25,989)	Quotient Technology, Inc.*	(309,269)
(4,457)	Windstream Holdings, Inc.	(33,294)
		(1,493,218)
	CONSUMER DISCRETIONARY – (1.3)%
(7,833)	CarMax, Inc.*	(505,542)
(3,265)	Cavco Industries, Inc.*	(389,351)
(11,875)	Del Taco Restaurants, Inc.*	(147,369)
(198)	G&K Services, Inc. - Class A	(18,711)

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY (Continued)
(1,500)	Tesla Motors, Inc.*	$(374,985)
(15,800)	Wingstop, Inc.	(415,540)
		(1,851,498)
	CONSUMER STAPLES – (2.7)%
(27,719)	Blue Buffalo Pet Products, Inc.*	(677,452)
(36,316)	British American Tobacco PLC - ADR	(2,318,413)
(13,705)	Core-Mark Holding Co., Inc.	(445,687)
(25,787)	Smart & Final Stores, Inc.*	(359,729)
		(3,801,281)
	ENERGY – (1.0)%
(229)	Delek U.S. Holdings, Inc.	(5,512)
(25,743)	ONEOK, Inc.	(1,391,409)
		(1,396,921)
	FINANCIALS – (5.9)%
(7,380)	Australia & New Zealand Banking Group Ltd.[1]	(171,290)
(6,900)	Australia & New Zealand Banking Group Ltd.[3]	(163,467)
(9,000)	Bank of the Ozarks, Inc.	(492,570)
(23,858)	BofI Holding, Inc.*	(752,481)
(9,621)	Cardtronics PLC*	(424,094)
(14,527)	Columbia Banking System, Inc.	(579,482)
(2,691)	Commonwealth Bank of Australia[1]	(165,981)
(2,600)	Commonwealth Bank of Australia[3]	(164,097)
(35,368)	Enova International, Inc.*	(507,531)
(2,666)	Fairfax Financial Holdings Ltd.[1]	(1,213,030)
(10,900)	Genworth MI Canada, Inc.	(311,358)
(8,000)	Home Capital Group, Inc.	(159,373)
(7,276)	National Australia Bank Ltd.[1]	(171,204)
(6,900)	National Australia Bank Ltd.[3]	(169,233)
(65,542)	People's United Financial, Inc.	(1,258,406)
(1,702)	Regency Centers Corp. - REIT	(119,736)
(3,944)	Silver Bay Realty Trust Corp. - REIT	(84,914)
(11,148)	Simmons First National Corp. - Class A	(641,010)
(38,489)	Trupanion, Inc.*	(598,504)
(12,900)	Westpac Banking Corp.	(333,306)
		(8,481,067)
	HEALTH CARE – (0.8)%
(9,190)	Insulet Corp.*	(400,317)
(31,300)	Teladoc, Inc.*	(690,165)
		(1,090,482)

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	INDUSTRIALS – (2.7)%
(18,452)	AAON, Inc.	$(620,910)
(6,400)	Pool Corp.	(734,144)
(8,800)	Ritchie Bros Auctioneers, Inc.	(296,472)
(14,932)	Rockwell Collins, Inc.	(1,427,350)
(17,575)	TASER International, Inc.*	(451,150)
(1,554)	United Parcel Service, Inc. - Class B	(164,351)
(3,316)	XPO Logistics, Inc.*	(169,083)
		(3,863,460)
	MATERIALS – (1.2)%
(32,625)	Advanced Drainage Systems, Inc.	(719,381)
(10,328)	Berry Plastics Group, Inc.*	(519,808)
(31,012)	SunCoke Energy, Inc.*	(302,367)
(4,906)	Tenaris S.A. - ADR	(160,475)
		(1,702,031)
	TECHNOLOGY – (2.5)%
(31,663)	Amaya, Inc.*	(458,901)
(7,766)	Analog Devices, Inc.	(636,268)
(8,600)	Electronics For Imaging, Inc.*	(396,202)
(4,505)	Gartner, Inc.*	(464,961)
(13,400)	Impinj Inc*	(380,024)
(32,814)	MINDBODY, Inc. - Class A*	(871,212)
(13,940)	NIC, Inc.	(294,134)
(183)	Veeco Instruments, Inc.*	(5,005)
		(3,506,707)
	UTILITIES – (2.3)%
(3,016)	American Electric Power Co., Inc.	(201,982)
(2,555)	Atmos Energy Corp.	(200,031)
(12,169)	Calpine Corp.*	(142,499)
(4,577)	CMS Energy Corp.	(203,768)
(2,891)	Consolidated Edison, Inc.	(222,723)
(2,481)	Dominion Resources, Inc.	(192,625)
(2,758)	Duke Energy Corp.	(227,673)
(2,645)	Edison International	(210,912)
(1,783)	NextEra Energy, Inc.	(233,573)
(9,262)	NiSource, Inc.	(221,454)
(6,630)	PNM Resources, Inc.	(240,669)
(2,975)	SCANA Corp.	(206,316)
(2,077)	Sempra Energy	(229,072)

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	UTILITIES (Continued)
(21,225)	Spark Energy, Inc. - Class A	$(573,075)
		(3,306,372)
	TOTAL COMMON STOCKS (Proceeds $28,580,061)	(30,493,037)

	EXCHANGE-TRADED FUNDS – (5.9)%
(25,925)	Deutsche X-trackers Harvest CSI 300 China A Shares ETF	(652,273)
(44,483)	iShares China Large-Cap ETF	(1,699,251)
(38,335)	iShares MSCI Australia ETF	(841,453)
(34,872)	iShares MSCI China ETF	(1,698,615)
(21,541)	iShares MSCI Emerging Markets ETF	(818,343)
(18,345)	iShares MSCI Hong Kong ETF	(396,435)
(23,772)	iShares MSCI United Kingdom ETF	(758,565)
(5,000)	SPDR S&P500 ETF Trust	(1,182,350)
(7,979)	Vanguard FTSE Emerging Markets ETF	(308,708)

	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $8,170,971)	(8,355,993)

Number of Contracts

	WRITTEN OPTIONS CONTRACTS – 0.0%
	CALL OPTIONS – 0.0%
	Twenty-First Century Fox, Inc.
(300)	Exercise Price: $32.00, Expiration Date: April 21, 2017	(9,000)

	TOTAL CALL OPTIONS (Proceeds $16,187)	(9,000)

	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $16,187)	(9,000)

	TOTAL SECURITIES SOLD SHORT (Proceeds $36,767,219)	$(38,858,030)

ADR – American Depository Receipt
LP – Limited Partnership
PLC – Public Limited Company
REIT – Real Estate Investment Trust
ETF – Exchange-Traded Fund

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.
[3]	Denoted investment is an Australian security traded on the Australian Securities Exchange.
[4]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS - Continued
As of February 28, 2017

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at February 28, 2017	Unrealized Appreciation (Depreciation)
(17)	Australian Dollar Currency Futures	March 2017	$(1,287,225)	$(1,303,220)	$(15,995)
(22)	BP Currency Futures	March 2017	(1,722,460)	(1,705,687)	16,773
(10)	Euro FX Currency Futures	March 2017	(1,342,199)	(1,324,688)	17,511
(15)	Euro-Bund Futures	March 2017	(2,452,544)	(2,493,021)	(40,477)
(11)	Euro Oat Futures	June 2017	(1,623,034)	(1,622,468)	566
7	Gold Futures	April 2017	864,103	877,730	13,627
(2)	Japanese 10-Year Bond Futures	March 2017	(300,389,312)	(300,396,172)	(6,860)
(12)	Japanese Yen Currency Futures	March 2017	(1,313,992)	(1,337,400)	(23,408)
(16)	Long Gilt Futures	June 2017	(2,001,398)	(2,043,936)	(42,538)
5	Natural Gas Futures	July 2018	145,796	139,650	(6,146)
5	Natural Gas Futures	August 2017	152,505	152,500	(5)
5	Natural Gas Futures	July 2017	145,395	151,350	5,955
5	Natural Gas Futures	December 2017	170,976	161,950	(9,026)
(18)	New Zealand Dollar Currency Futures	March 2017	(1,301,561)	(1,297,440)	4,121
9	Silver Futures	May 2017	811,829	831,105	19,276
(21)	U.S. 10-Year Treasury Note Futures	June 2017	(2,603,604)	(2,616,141)	(12,537)
(11)	U.S. Long Bond Futures	June 2017	(1,647,214)	(1,668,219)	(21,005)
TOTAL FUTURES CONTRACTS			$(315,393,939)	$(315,494,107)	$(100,168)

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
SUMMARY OF INVESTMENTS
As of February 28, 2017

Security Type/Sector	Percent of Total Net Assets
Closed-End Funds	14.5%
Common Stocks
Financials	14.0%
Technology	12.0%
Consumer Staples	11.9%
Consumer Discretionary	7.8%
Health Care	5.7%
Materials	4.9%
Communications	4.7%
Industrials	2.7%
Energy	1.1%
Utilities	0.1%
Total Common Stocks	64.9%
Corporate Bonds	0.2%
Exchange-Traded Funds	0.6%
Preferred Stocks	0.6%
Purchased Options Contracts	0.1%
Short-Term Investments	31.5%
Total Investments	112.4%
Liabilities in Excess of Other Assets	(12.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
STATEMENT OF ASSETS AND LIABILITIES
As of February 28, 2017

Assets:
Investments, at value (cost $155,077,445)	$159,993,331
Purchased options contracts, at value (cost $398,901)	149,350
Total Investments (cost $155,476,346)	160,142,681
Foreign currency, at value (cost $115,044)	115,077
Unrealized appreciation on open futures contracts	77,829
Cash	5,652
Cash deposited with brokers for securities sold short and futures contracts	29,514,149
Receivables:
Investment securities sold	2,863,619
Fund shares sold	112,350
Dividends and interest	95,632
Prepaid expenses	37,227
Prepaid offering costs	22,418
Total assets	192,986,634

Liabilities:
Securities sold short, at value (proceeds $36,751,032)	38,849,030
Written options contracts, at value (proceeds $16,187)	9,000
Foreign currency due to custodian, at value (proceeds $5,400,878)	5,422,984
Unrealized depreciation on open futures contracts	177,997
Payables:
Investment securities purchased	4,914,933
Fund shares redeemed	706,609
Advisory fees	181,091
Shareholder servicing fees (Note 7)	29,034
Distribution fees (Note 6)	6,080
Dividends and interest on securities sold short	49,152
Fund administration fees	41,174
Broker fees	25,697
Auditing fees	15,001
Transfer agent fees and expenses	9,618
Chief Compliance Officer fees	6,799
Legal fees	4,572
Custody fees	2,464
Trustees' fees and expenses	358
Accrued other expenses	7,105
Total liabilities	50,458,698

Net Assets	$142,527,936

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$139,859,848
Accumulated net investment loss	(506,622)
Accumulated net realized gain on investments, purchased options contracts, securities sold short, written options contracts, futures contracts and foreign currency transactions	721,334
Net unrealized appreciation (depreciation) on:
Investments	4,915,886
Purchased options contracts	(249,551)
Securities sold short	(2,097,998)
Written options contracts	7,187
Futures contracts	(100,168)
Foreign currency transactions	(21,980)
Net Assets	$142,527,936

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$30,799,518
Shares of beneficial interest issued and outstanding	1,171,783
Redemption price per share*	26.28
Maximum sales charge (5.00% of offering price)**	1.38
Maximum offering price to public	$27.66

Class I Shares:
Net assets applicable to shares outstanding	$111,728,418
Shares of beneficial interest issued and outstanding	4,183,193
Redemption price	$26.71

*	No sales charge applies on investments of $1 million or more.
**	On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
STATEMENT OF OPERATIONS
For the Year Ended February 28, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $15,046)	$1,252,000
Interest	238,016
Total investment income	1,490,016

Expenses:
Advisory fees	1,558,779
Interest expense	592,594
Dividends on securities sold short	503,783
Fund administration fees	146,949
Distribution fees (Note 6)	85,207
Transfer agent fees and expenses	59,117
Registration fees	54,308
Shareholder servicing fees - Class I (Note 7)	56,613
Shareholder servicing fees - Class A (Note 7)	51,125
Custody fees	21,849
Legal fees	19,730
Chief Compliance Officer fees	16,087
Shareholder reporting fees	15,848
Auditing fees	15,001
Trustees' fees and expenses	10,973
Miscellaneous	7,001
Offering costs	4,575
Insurance fees	1,854
Total expenses	3,221,393
Advisory fees waived and other expenses absorbed	(42,251)
Net expenses	3,179,142
Net investment loss	(1,689,126)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Foreign Currency, Securities Sold Short, Written Options Contracts and Futures Contracts:
Net realized gain (loss) on:
Investments	6,589,422
Purchased options contracts	(758,776)
Foreign currency transactions	5,952
Securities sold short	(3,315,843)
Written options contracts	69,249
Futures contracts	600,083
Net realized gain	3,190,087
Net change in unrealized appreciation/depreciation on:
Investments	3,558,595
Purchased options contracts	(192,796)
Foreign currency translations	(37,373)
Securities sold short	(2,553,760)
Written options contracts	7,187
Futures contracts	(142,497)
Net change in unrealized appreciation/depreciation	639,356
Net realized and unrealized gain on investments, purchased options contracts, foreign currency, securities sold short, written options contracts and futures contracts	3,829,443

Net Increase in Net Assets from Operations	$2,140,317

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,689,126)	$(847,352)
Net realized gain	3,190,087	1,636,286
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, foreign currency, securities sold short, written options contracts and futures contracts	639,356	1,049,301
Net increase in net assets resulting from operations	2,140,317	1,838,235

Distributions to Shareholders:
From net realized gain:
Class A	(334,841)	(448,242)
Class I	(1,171,528)	(974,980)
Total distributions to shareholders	(1,506,369)	(1,423,222)

Capital Transactions:
Net proceeds from shares sold:
Class A	29,390,814	26,630,453
Class I	95,685,383	19,288,684
Reinvestment of distributions:
Class A	309,267	414,125
Class I	1,108,775	932,258
Cost of shares redeemed:
Class A1	(30,357,976)	(15,398,812)
Class I2	(13,778,754)	(8,054,828)
Net increase in net assets from capital transactions	82,357,509	23,811,880

Total increase in net assets	82,991,457	24,226,893

Net Assets:
Beginning of period	59,536,479	35,309,586
End of period	$142,527,936	$59,536,479

Accumulated net investment loss	$(506,622)	$(48,808)

Capital Share Transactions:
Shares sold:
Class A	1,112,635	1,044,178
Class I	3,561,701	741,216
Shares reinvested:
Class A	11,728	16,512
Class I	41,403	36,732
Shares redeemed:
Class A	(1,146,048)	(594,041)
Class I	(513,031)	(307,016)
Net increase in capital share transactions	3,068,388	937,581

[1]	Net of redemption fee proceeds of $0 and $36, respectively.
[2]	Net of redemption fee proceeds of $0 and $3,462, respectively.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
STATEMENT OF CASH FLOWS
For the Year Ended February 28, 2017

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,140,317
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(264,586,575)
Sales of long-term portfolio investments	191,158,277
Proceeds from securities sold short	108,269,442
Cover short securities	(97,365,895)
Premiums received on written options	93,270
Purchase of short-term investments, net	(31,890,975)
Increase in cash held by brokers	(10,579,746)
Decrease in deposits at broker - foreign currency	657,414
Increase in investment securities sold receivable	(1,415,648)
Increase in unrealized appreciation on open futures contracts	(27,752)
Increase in dividends and interest receivables	(956)
Increase in other assets	(41,967)
Increase in foreign currency payable	5,422,984
Increase in payables for securities purchased	810,052
Increase in unrealized depreciation on open futures contracts	170,249
Increase in payables for dividends on short positions	25,244
Increase in Advisory and Subadvisory fees	115,161
Increase in accrued expenses	59,778
Litigation proceeds	13
Return of capital	27,452
Proceeds from mergers	12,682,196
Amortization	(33,179)
Net realized gain on investments	(2,584,334)
Net change in unrealized appreciation/depreciation on investments	(819,226)
Net cash used for by operating activities	(87,714,404)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	125,095,270
Redemption of shares, net of redemption fees	(43,492,198)
Dividends paid to shareholders, net of reinvestments	(88,326)
Net cash provided by financing activities	81,514,746

Net Decrease in Cash	(6,199,658)

Cash:
Beginning balance	6,205,310
Ending balance	$5,652

Supplemental Information
Cash paid for interest	$429,793
Non-cash financing activities not included herein consists of dividend reinvestments and distributions.	$1,418,042

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016		For the Year Ended February 28, 2015		For the Year Ended February 28, 2014		For the Period April 30, 2012 through February 28, 2013**
Net asset value, beginning of period	$25.88	$26.07		$26.31		$25.22		$25.00
Income from Investment Operations:
Net investment loss[1]	(0.54)	(0.17)		(0.56)		(0.56)		(0.32)
Net realized and unrealized gain on investments	1.38	1.25		0.61		1.70		0.56
Total from investment operations	0.84	1.08		0.05		1.14		0.24

Less Distributions:
From net realized gain	(0.44)	(1.27)		(0.29)		(0.05)		(0.02)
Total distributions	(0.44)	(1.27)		(0.29)		(0.05)		(0.02)

Redemption fee proceeds[1]	-	-	[2]	-	[2]	-	[2]	-

Net asset value, end of period	$26.28	$25.88		$26.07		$26.31		$25.22

Total return[3]	3.22%	4.30%		0.21%		4.54%		0.96%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,800	$30,888		$18,949		$20,932		$17,347

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.71%	4.66%		3.89%		4.42%		5.49%	[5]
After fees waived and expenses absorbed	3.66%	4.02%		3.26%		3.74%		3.80%	[5]
Ratio of dividends on securities sold short and interest expense to average net assets	1.20%	1.22%		0.58%		0.81%		0.84%	[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.08)%	(3.31)%		(2.52)%		(3.10)%		(4.20)%	[5]
After fees waived and expenses absorbed	(2.03)%	(2.67)%		(1.89)%		(2.42)%		(2.51)%	[5]

Portfolio turnover rate	323%	393%		360%		270%		205%	[4]

*
Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.

**	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
FINANCIAL HIGHLIGHTS
Class I*

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended February 28, 2017	For the Year Ended February 29, 2016		For the Year Ended February 28, 2015		For the Year Ended February 28, 2014		For the Period April 30, 2012 through February 28, 2013**
Net asset value, beginning of period	$26.21	$26.29		$26.45		$25.28		$25.00
Income from Investment Operations:
Net investment loss[1]	(0.47)	(0.51)		(0.41)		(0.50)		(0.16)
Net realized and unrealized gain on investments	1.41	1.70		0.54		1.72		0.46
Total from investment operations	0.94	1.19		0.13		1.22		0.30

Less Distributions:
From net realized gain	(0.44)	(1.27)		(0.29)		(0.05)		(0.02)
Total distributions	(0.44)	(1.27)		(0.29)		(0.05)		(0.02)

Redemption fee proceeds[1]	-	-	[2]	-	[2]	-	[2]	-

Net asset value, end of period	$26.71	$26.21		$26.29		$26.45		$25.28

Total return[3]	3.56%	4.69%		0.52%		4.85%		1.20%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111,728	$28,648		$16,360		$20,190		$12,875

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	3.41%	4.45%		3.58%		4.12%		5.77%	[5]
After fees waived and expenses absorbed	3.36%	3.74%		2.95%		3.44%		3.46%	[5]
Ratio of dividends on securities sold short and interest expense to average net assets	1.20%	1.27%		0.57%		0.81%		0.80%	[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.78)%	(3.21)%		(2.19)%		(2.80)%		(4.41)%	[5]
After fees waived and expenses absorbed	(1.73)%	(2.50)%		(1.56)%		(2.12)%		(2.10)%	[5]

Portfolio turnover rate	323%	393%		360%		270%		205%	[4]

*
Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.

**	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS
February 28, 2017

Note 1 – Organization
Vivaldi Multi-Strategy Fund (formerly known as Vivaldi Orinda Macro Opportunities Fund) (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The Fund commenced investment operations on April 30, 2012, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

(b) Foreign Currency Translation
The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

Transactions in option contracts written for the year ended February 28, 2017 were as follows:

	Number of Contracts	Premium Amount
Outstanding at February 29, 2016	-	$-
Options written	998	93,271
Options expired	(604)	(69,250)
Options exercised	(94)	(7,834)
Outstanding at February 28, 2017	300	$16,187

(e) Exchange Traded Funds (“ETFs”)
ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which the Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk as well as risks associated with fixed-income securities.

(f) Closed-end Funds (“CEFs”)
The Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act of 1940 and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

(g) Futures Contracts
The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Fund intends primarily to invest in futures contracts and options on them through the Trading Entities. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(h) Short-Term Investments
The Fund invests a significant amount (31.5% as of February 28, 2017) in the Morgan Stanley Institutional Liquidity Fund – Government Portfolio (“MVRXX”). MVRXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

MVRXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per October 31, 2016 Annual report of Morgan Stanley Institutional Liquidity Fund – Government Portfolio was 0.17%.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $26,993, which are being amortized over a one-year period from December 19, 2016.

(j) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended February 28, 2014 – 2016 and as of and during the year ended February 28, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Vivaldi Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.60% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) do not exceed 2.25% and 1.95% of the Fund’s average daily net assets for Class A Shares and Class I Shares, respectively, until December 16, 2018. This agreement to waive fees and/or pay for operating expenses may only be terminated before that date by the Trust’s Board of Trustees.

Prior to December 19, 2016, the Annual Investment Advisory Fee for the Fund was 1.75% of the Fund’s average daily net assets. The Annual Operating Expenses for the Fund for Class A and Class I were 2.55% and 2.25% of the Fund’s average daily net assets for Class A Shares and Class I Shares, respectively.

The Advisor has engaged Crescat Portfolio Management, LLC and RiverNorth Capital Management, LLC, (each, a "Sub-Advisor" and together, the “Sub-Advisors”) to manage the assets of the Fund and pays the Sub-Advisors from its advisory fees.

For the year ended February 28, 2017, the Advisor waived its fees and absorbed other expenses totaling $42,251. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such fees were waived and/or expenses were absorbed. At February 28, 2017, the amount of these potentially recoverable expenses was $484,491. The Advisor may recapture all or a portion of this amount no later than February 28 of the years stated below:

2018	$ 231,615
2019	210,625
2020	42,251
Total	$ 484,491

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

Prior to the close of business on December 16, 2016, Quasar Distributors, LLC served as the Fund’s distributor; U.S. Bancorp Fund Services, LLC served as the Fund’s administrator, transfer agent, fund accounting agent and Chief Compliance Officer; and U.S. Bank, N.A. served as the Fund’s custodian. For the period December 19, 2016 through February 28, 2017, the Fund incurred the following expenses for administration, custody, fund accounting and transfer agency:

	UMBFS	MFAC
Administration	$3,245	$4,868
Custody	1,738	-
Fund Accounting	5,602	-
Transfer Agency	3,863	-

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended February 28, 2017, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended February 28, 2017, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At February 28, 2017, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$155,843,622

Gross unrealized appreciation	$5,580,734
Gross unrealized depreciation	(1,281,675)

Net unrealized appreciation on investments	$4,299,059

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended February 28, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$ (133,408)	$ 1,231,312	$ (1,097,904)

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

As of February 28, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,107,765
Undistributed long-term capital gains	130,424
Accumulated earnings	1,238,189

Accumulated capital and other losses	-
Unrealized appreciation on investments	4,299,059
Unrealized depreciation on securities sold short	(2,854,367)
Unrealized appreciation on written options contracts	7,187
Unrealized depreciation on foreign currency transactions	(21,980)
Total accumulated earnings	$2,668,088

The tax character of distributions paid during the fiscal years ended February 28, 2017 and February 29, 2016, respectively, was as follows:

Distribution paid from:	2017	2016
Ordinary income	$1,271,108	$1,039,990
Net long-term capital gains	235,261	383,232
Total taxable distributions	$1,506,369	$1,423,222

Note 5 – Investment Transactions
For the year ended February 28, 2017, purchases and sales of investments, excluding short-term investments, were $262,913,277 and $190,168,538, respectively. Proceeds from securities sold short and cover short securities were $108,269,442 and $97,365,895, respectively, for the same period.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I does not pay any distribution fees.

For the year ended February 28, 2017, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class A shares and 0.10% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended February 28, 2017, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of February 28, 2017, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Common Stocks*	$92,491,868	$-	$-	$92,491,868
Preferred Stocks	861,325	-	-	861,325
Corporate Bonds	-	253,750	-	253,750
Exchange-Traded Funds	825,053	-	-	825,053
Closed-End Mutual Funds	20,617,374	-	-	20,617,374
Purchased Options Contracts	149,350	-	-	149,350
Short-Term Investments	44,943,961	-	-	44,943,961
Total Assets	$159,888,931	$253,750	$-	$160,142,681

Other Financial Instruments[1]
Futures Contracts	$77,829	$-	$-	$77,829

Liabilities
Securities Sold Short
Common Stocks
Communications	$1,493,218	$-	$-	$1,493,218
Consumer Discretionary	1,851,498	-	-	1,851,498
Consumer Staples	3,801,281	-	-	3,801,281
Energy	1,396,921	-	-	1,396,921
Financials	8,138,573	342,494	-	8,481,067
Health Care	1,090,482	-	-	1,090,482
Industrials	3,863,460	-	-	3,863,460
Materials	1,702,031	-	-	1,702,031
Technology	3,506,707	-	-	3,506,707
Utilities	3,306,372	-	-	3,306,372
Exchange-Traded Funds	8,355,993	-	-	8,355,993
Written Options Contracts	9,000	-	-	9,000
Total Liabilities	$38,515,536	$342,494	$-	$38,858,030

Other Financial Instruments[1]
Futures Contracts	$177,997	$-	$-	$177,997

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 3 securities at period end.
[1]	Other financial instruments are derivative instruments such as futures. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

Transfers between levels 1, 2 or 3 are recognized at the end of the reporting period. The only transfer was due to a lack of trading activity for the preferred stock Eagle Point Credit Co., Inc. on February 29, 2016 which necessitated a Level 2 designation. At February 28, 2017, the preferred stock had normal trading activity and as such was designated a Level 1. The following is a reconciliation of transfers between Levels from March 1, 2016 to February 28, 2017, represented by recognizing the February 28, 2017 market value of securities:

Transfers into Level 1	$327,000
Transfers out of Level 1	-
Net transfers in (out) of Level 1	$327,000

Transfers into Level 2	$-
Transfers out of Level 2	(327,000)
Net transfers in (out) of Level 2	$(327,000)

Note 10 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended February 28, 2017.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of February 28, 2017 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at fair value	$-	$149,350	$-	$-	$149,350
Unrealized appreciation on open futures contracts	39,424	-	38,405	-	77,829
	$39,424	$149,350	$38,405	$-	$227,179

Liabilities
Written options contracts, at fair value	$-	$9,000	$-	$-	$9,000
Unrealized depreciation on open futures contracts	15,177	-	39,403	123,417	177,997
	$15,177	$9,000	$39,403	$123,417	$186,997

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

The effects of derivative instruments on the Statement of Operations for the year ended February 28, 2017 are as follows:

	Derivatives not designated as hedging instruments
	Commodity Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$42,419	$(710,075)	$(23,903)	$(67,217)	$(758,776)
Written options contracts	-	69,249	-	-	69,249
Futures contracts	235,923	-	25,457	338,703	600,083
	$278,342	$(640,826)	$1,554	$271,486	$(89,444)

	Commodity Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$(217,237)	$24,441	$-	$(192,796)
Written options contracts	-	7,187	-	-	7,187
Futures contracts	(15,902)	-	(3,178)	(123,417)	(142,497)
	$(15,902)	$(210,050)	$21,263	$(123,417)	$(328,106)

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of February 28, 2017 are as follows:

Quarterly Derivative Averages

Derivative	Quarterly Average	Number
Options Contracts - Purchased	number of contracts	498
Options Contracts - Written	number of contracts	(384)
Futures Contracts - Long	number of contracts	31
Futures Contracts - Short	number of contracts	(82)

Note 11 - Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivative Association, Inc. (“ISDA”) which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open futures contacts – asset	R.J. O'Brien	$77,829	$(77,829)	$-	$-
Unrealized depreciation on open futures contacts – liability	R.J. O'Brien	177,997	(77,829)	(100,168)	-

*
Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 - Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Vivaldi Multi-Strategy Fund
NOTES TO FINANCIAL STATEMENTS - Continued
February 28, 2017

Note 14 – Reorganization Information
As of the close of business on December 16, 2016, the Fund acquired the assets and assumed the liabilities of the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”), a series of Advisors Series Trust. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	1,058,074	$28,004,864
Class I	3,174,754	$85,334,375

The net unrealized appreciation of investments transferred was $3,090,238 as of the date of the acquisition.

Note 15 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Investment Managers Series Trust II and
Shareholders of Vivaldi Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of the Vivaldi Multi-Strategy Fund (formerly known as Vivaldi Orinda Macro Opportunities Fund) (the “Fund”), a series of Investment Managers Series Trust II (the “Trust”) (the “Trust”), including the schedule of investments, as of February 28, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 30, 2012 (commencement of operations) to February 28, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vivaldi Multi-Strategy Fund as of February 28, 2017, the results of its operations, cash flows, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 28, 2017

Vivaldi Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income
For the year ended February 28, 2017, 33.72% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, are designated as qualified dividend income.

Corporate Dividends Received Deduction
For the year ended February 28, 2017, 25.62% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Fund, are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation
For the year ended February 28, 2017, the Fund designates $235,261 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (877) 779-1999. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	13	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008-present). Director, Managed Accounts, Merrill Lynch (2007-2008).	13	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors (2001-present), a family office.	13	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (2006 - June 2014).	13	Investment Managers Series Trust, a registered investment company (includes 78 portfolios).

Vivaldi Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust II (September 2013 - January 2016).	13	Investment Managers Series Trust, a registered investment company (includes 78 portfolios).
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 - 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 - January 2016).
			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 W. Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Vivaldi Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements
At an in-person meeting held on October 18-19, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Vivaldi Asset Management, LLC (the “Investment Advisor”) and the Sub-Advisory Agreements (each a “Sub-Advisory Agreement”) between the Trust and each of Crescat Portfolio Management, LLC (“Crescat”) and RiverNorth Capital Management, LLC (“RiverNorth” and together with Crescat, the “Sub-Advisors”) with respect to the Vivaldi Multi-Strategy Fund (the “Fund”) series of the Trust for initial two-year terms. The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor and the Sub-Advisors, as well as Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included the following information:

•	information about the organization and financial condition of the Investment Advisor and the Sub-Advisors;

•	information regarding the background and experience of relevant personnel providing services to the Fund and their compensation structure;

•
information about the Investment Advisor’s and each Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading;

•	the estimated profitability of the Investment Advisor’s overall relationship with the Fund;

•
information regarding the performance of the Vivaldi Orinda Macro Opportunities Fund, a fund sub-advised by the Investment Adviser with investment objectives, policies, strategies, and risks substantially similar to those of the proposed Fund and that would be reorganized into the Fund (the “Predecessor Fund”), compared with the performance of the BofA Merrill Lynch 3-Month Treasury Bill Index for various periods ended June 30, 2016;

•
information regarding the performance of RiverNorth Opportunities Fund, Inc., a closed-end fund managed by RiverNorth with a similar investment strategy as, but different investment objective than, the Fund (the “RiverNorth Fund”), compared with the performance of the S&P 500 Total Return Index for various periods ended June 30, 2016;

•
information regarding the performance of the Crescat Global Macro Fund, a private fund managed by Crescat using the same strategies it would use to manage its portion of the Fund (the “Crescat Fund”), compared with the performance of the HFRX Global Hedge Fund Index for various periods ended June 30, 2016; and

•
a report prepared by Morningstar, Inc. (“Morningstar”) comparing the proposed advisory fee and estimated total expenses of the Fund to those of a group of comparable funds selected by Morningstar (the “Peer Group”) from its Multi-alternative fund universe (the “Fund Universe”).

The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or Sub-Advisors were present during the Board’s consideration of the Fund Advisory Agreements.

Vivaldi Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In approving each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Vivaldi Asset Management, LLC

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Predecessor Fund. With respect to the performance results, the meeting materials indicated that the total returns of the Predecessor Fund were higher than the return of the BofA Merrill Lynch 3-Month Treasury Bill Index for the one-year, three-year and since inception periods.

The Board noted its familiarity with the Investment Advisor as the investment advisor for another series of the Trust and considered the overall quality of services proposed to be provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel to be involved in the activities of the Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and each Sub-Advisor with respect to the Fund, noting that in addition to managing a portion of the Fund’s assets, the Investment Advisor would provide overall supervision of each Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of each Sub-Advisor, and monitoring the Fund’s compliance with its investment policies.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio
The Board also considered information included in the meeting materials regarding the proposed investment advisory fee and estimated total expenses of the Fund. With respect to the proposed advisory fees and expenses for the Fund, the meeting materials indicated the following:

•
The advisory fee proposed to be paid by the Fund (gross of fee waivers) was higher than the Peer Group median and Fund Universe median by 0.05% and 0.50%, respectively. The Trustees noted the Investment Advisor’s observation that a portion of the Fund’s advisory fee would be paid to each Sub-Advisor based on the amount of the Fund’s assets being managed by each firm. The Trustees also noted that the Fund’s proposed advisory fee was higher than the sub-advisory fee the Investment Advisor was receiving for its management of a portion of the Predecessor Fund’s assets. The Trustees considered, however, that the Investment Advisor would be responsible for supervising and managing the investment program of the Fund, as well as overseeing the Sub-Advisors and making recommendations to the Board with respect to hiring, termination and replacement of any sub-advisor of the Fund. In addition, the Trustees observed that although the Investment Advisor does not manage any other accounts with similar objectives, policies and strategies as the Fund, the Fund’s proposed advisory fee is higher than the advisory fee charged by the Investment Advisor to manage another series of the Trust due to the Investment Advisor’s additional responsibilities regarding oversight of the Sub-Advisors.

Vivaldi Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•
The estimated total expenses of the Fund (net of fee waivers) were above the Peer Group median by 0.02% and the Fund Universe median by 0.65%. The Board noted, however, that the estimated average net assets of the Fund after the reorganization and in its first year of operations would be significantly lower than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability, Benefits to the Investment Advisor and Economies of Scale
The Board also considered information relating to the estimated profitability to the Investment Advisor of its proposed relationship with the Fund in its first year of operations, taking into account estimated assets of $92.5 million, and determined the profit level was reasonable. The Board also noted the potential benefits that would be received by the Investment Advisor as a result of its proposed relationship with the Fund (other than its receipt of advisory fees), including any research made available to the Investment Advisor by broker-dealers providing execution services to the Fund, the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although there were no advisory fee breakpoints, after the reorganization of the Predecessor Fund into the Fund and during the Fund’s startup period, the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

RiverNorth Capital Management, LLC

Nature, Extent and Quality of Services
The Board considered the overall quality of services to be provided by RiverNorth to the Fund. In doing so, the Board considered RiverNorth’s specific responsibilities in the day-to-day portfolio management of a portion of the Fund, as well as the qualifications, experience, and responsibilities of the personnel to be involved in the activities of the Fund. In addition, the Board considered the overall quality of RiverNorth’s organization and operations, and its compliance structure.

With respect to the performance results of RiverNorth, the Board reviewed the returns of the RiverNorth Fund (which commenced in December 2015), noting that the returns were higher than the returns of its benchmark, the S&P 500 Total Return Index, for the one-month, three-month, year-to-date and since inception periods ended June 30, 2016. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, RiverNorth would have the capabilities, resources, and personnel necessary to manage its share of the Fund’s assets, and that it would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee
The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by RiverNorth with respect to the Fund. The Board observed that the proposed sub-advisory fee to be paid to RiverNorth with respect to the Fund was higher than the fee charged to the RiverNorth Fund. The Board noted, however, that the RiverNorth Fund had similar, but not identical, investment strategies as the Fund, and a different investment objective than the Fund. The Board also reviewed the fees RiverNorth receives for managing four private funds, noting that the proposed sub-advisory fee was less than the advisory fee for three of the four private funds and that unlike the Fund, the private funds also paid RiverNorth an incentive fee. The Board noted that the Investment Advisor would pay RiverNorth’s fees out of its advisory fees.

Vivaldi Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board concluded that, in light of the services proposed to be provided by RiverNorth to the Fund, the compensation proposed to be paid to RiverNorth would be fair and reasonable.

Benefits to the Sub-Advisor and Economies of Scale
The Board also considered the benefits received by RiverNorth as a result of its proposed relationship with the Fund (other than sub-advisory fees), including any research services made available to it by broker-dealers that provide execution services to the Fund, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no sub-advisory fee breakpoints, after the reorganization and during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Crescat Portfolio Management, LLC

Nature, Extent and Quality of Services
The Board considered the overall quality of services to be provided by Crescat to the Fund. In doing so, the Board considered Crescat’s specific responsibilities in the day-to-day portfolio management of a portion of the Fund, as well as the qualifications, experience, and responsibilities of the personnel to be involved in the activities of the Fund. In addition, the Board considered the overall quality of Crescat’s organization and operations, and its compliance structure.

With respect to the performance results of Crescat, the Board reviewed the returns of the Crescat Fund, noting that the returns were higher than the returns of its benchmark, the HFRX Global Hedge Fund Index, for the one-, three-, five- and ten-year periods ended June 30, 2016. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, Crescat would have the capabilities, resources, and personnel necessary to manage its share of the Fund’s assets, and that it would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee
The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by Crescat with respect to the Fund. The Board observed that the proposed sub-advisory fee to be paid to Crescat with respect to the Fund was lower than the fee charged to the Crescat Fund, which also pays a performance-based fee. The Board noted that the Investment Advisor would pay Crescat’s fees out of its advisory fees.

The Board concluded that, in light of the services proposed to be provided by Crescat to the Fund, the compensation proposed to be paid to Crescat would be fair and reasonable.

Benefits to the Sub-Advisor and Economies of Scale
The Board also considered the benefits received by Crescat as a result of its proposed relationship with the Fund (other than sub-advisory fees), including any research services made available to it by broker-dealers that provide execution services to the Fund, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board noted that although there were no sub-advisory fee breakpoints, after the reorganization and during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Vivaldi Multi-Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement with respect to the Fund was in the best interests of the Fund and its shareholders and, accordingly, approved the Fund Advisory Agreements with respect to the Fund.

Vivaldi Multi-Strategy Fund
EXPENSE EXAMPLE
For the Six Months Ended February 28, 2017 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Class A only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2016 to February 28, 2017.

Actual Expenses
The information in the row titled “Actual Performance” in the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		9/1/16	2/28/17	9/1/16 – 2/28/17
Class A	Actual Performance	$ 1,000.00	$ 1,005.40	$ 17.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,007.66	17.20
Class I	Actual Performance	1,000.00	1,006.80	16.34
	Hypothetical (5% annual return before expenses)	1,000.00	1,008.51	16.35

*
Expenses are equal to the Fund’s annualized expense ratios of 3.46% and 3.28% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period) for Class A shares and Class I shares.  The expense ratios reflect an expense waiver.  Assume all dividends and distributions were reinvested.

Vivaldi Multi-Strategy Fund
A series of Investment Managers Series Trust II

Investment Advisor
Vivaldi Asset Management, LLC
225 West Wacker, Suite 2100
Chicago, Illinois 60606

Sub-Advisor
Crescat Portfolio Management, LLC
1560 Broadway, Suite 2270
Denver, Colorado 80202

Sub-Advisor
RiverNorth Capital Management, LLC
325 N. LaSalle Street, Suite 645
Chicago, Illinois 60654

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Vivaldi Multi-Strategy Fund - Class A	OMOAX	46141T 687
Vivaldi Multi-Strategy Fund - Class I	OMOIX	46141T 679

Privacy Principles of the Vivaldi Multi-Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vivaldi Multi-Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (877) 779-1999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (877) 779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (877) 779-1999. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding Mailings
To reduce expenses, the Trust may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (877) 779-1999 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Vivaldi Multi-Strategy Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (877) 779-1999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-779-1999.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2017	FYE 2/29/2016
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2017	FYE 2/29/2016
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 2/28/2017	FYE 2/29/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 9, 2017. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	5/08/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	5/08/2017

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	5/08/2017